                                                                  EXHIBIT 10.6.2

                                FIRST AMENDMENT

                                      TO

                                LEASE AGREEMENT
                             [TRUST DESIGNATION 1]

                           DATED AS OF JUNE 18, 1993

                                BY AND BETWEEN

                      HUGHES COMMUNICATIONS GALAXY, INC.

                                  AS LESSEE,

                                      AND

                    STATE STREET BANK AND TRUST COMPANY OF
                       CONNECTICUT, NATIONAL ASSOCIATION

                                     not in its individual capacity but
                                     solely as Owner Trustee, Lessor


                             ---------------------

                              Transponders aboard
                                  Galaxy VII
                           Communications Satellites

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NOTE: THIS FIRST AMENDMENT TO LEASE AGREEMENT HAS BEEN ASSIGNED TO AND IS
SUBJECT TO A SECURITY INTEREST IN FAVOR OF WILMINGTON TRUST COMPANY, AS INDENTURE TRUSTEE, UNDER AND TO THE EXTENT SET FORTH IN THE INDENTURE, DATED AS OF SEPTEMBER 9, 1992, AS AMENDED, BY AND BETWEEN LESSOR AND WILMINGTON TRUST COMPANY, AS INDENTURE TRUSTEE. TO THE EXTENT, IF ANY, THAT THIS FIRST AMENDMENT TO LEASE AGREEMENT CONSTITUTES CHATTEL PAPER (AS SUCH TERM IS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN THIS FIRST AMENDMENT TO LEASE AGREEMENT MAY BE CREATED THROUGH THE TRANSFER OR POSSESSION OF ANY COUNTERPART OTHER THAN THE ORIGINAL EXECUTED COUNTERPART, WHICH SHALL BE IDENTIFIED AS THE COUNTERPART CONTAINING THE RECEIPT THEREFOR EXECUTED BY WILMINGTON TRUST COMPANY, AS INDENTURE TRUSTEE, ON THE SIGNATURE PAGE THEREOF.
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                       FIRST AMENDMENT TO LEASE AGREEMENT
                             [TRUST DESIGNATION 1]

          FIRST AMENDMENT to the LEASE (as defined below), dated as of June 18, 1993 (the "First Amendment"), between HUGHES COMMUNICATIONS GALAXY, INC., a California corporation, as Lessee, and STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, but solely in its capacity as Owner Trustee under the Trust Agreement, as Lessor.

          WHEREAS, the parties hereto are parties to that certain Lease Agreement [Trust Designation 1] dated as of December 31, 1992 (the "Lease");

          WHEREAS, Section 24(b) of the Lease provides that the Lease may be amended by an instrument in writing;

          WHEREAS, the parties hereto wish to amend the Lease to reflect certain changes to the provisions of the Lease needed in connection with the refinancing of the Series G Notes; and

          WHEREAS, the entry into this First Amendment by the parties hereto is in all respects authorized pursuant to the Second Amendment to Participation Agreement [Trust Designation 1] dated as of June 18, 1993 among Lessee, ORION ONE, INC., a Delaware corporation, as Owner Participant, Owner Trustee, CIBC INC. and INTERNATIONALE NEDERLANDEN LEASE STRUCTURED FINANCE B.V. as the holders of the Series G Notes, WILMINGTON TRUST COMPANY, a Delaware banking corporation, as Indenture Trustee, and BT SECURITIES CORPORATION, a Delaware corporation, not in its individual capacity, but solely as Agent for Owner Participant and the Other Owner Participants.

          NOW THEREFORE, in consideration of the premises and of the mutual agreements contained herein and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

          1.   Amendments.
               -----------

               a. The first sentence of Section 19(c) of the Lease is hereby amended by (i) deleting the words "Lessee may assume the Notes" and substituting therefor "Lessee may, with Guarantor's consent, cause Guarantor to Assume the Notes," and (ii) deleting the words "assume" and "assumed" whenever they appear therein, and substituting therefor "Assume" and "Assumed," respectively.

               b. The second sentence of Section 19(c) of the Lease is hereby deleted and replaced by the following: "Once GMHE has elected to Assume the Notes and notice of such election has been given in Lessee's notice pursuant to
Section 19(b) hereof,
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such Notes shall be mandatorily Assumed by GMHE pursuant to the Indenture."

          2.   Other Terms of Lease. Except insofar as herein otherwise
               --------------------
expressly provided, all the provisions, terms and conditions of the Lease are in all respects ratified and confirmed and shall remain in full force and effect.

          3.   Effectiveness. This First Amendment shall become effective
               -------------
concurrently with the refinancing of the Series G Notes.

          4.   Further Assurances. The parties hereto will execute and deliver
               ------------------
such further instruments and do such further acts as may reasonably be necessary or proper to carry out more effectively the purposes of this First Amendment.

          5.   Counterparts. This First Amendment may be executed in any number
               ------------
of counterparts, each of which shall be deemed an original for all purposes, but such counterparts shall together constitute but one and the same instrument.

          6.   Definitions. Except as otherwise defined herein, capitalized
               -----------
terms used herein, for all purposes hereof, shall have the respective meanings assigned thereto in Appendix A to the Participation Agreement, as amended.

          7.   Governing Law. This First Amendment has been delivered in, and
               -------------
shall in all respects be governed by, and construed in accordance with, the laws of the State of New York applicable to agreements made and to be performed entirely within such State, without giving effect to the conflicts of laws provisions thereof.

          IN WITNESS WHEREOF, the parties have executed this First Amendment through their duly authorized representatives as of the day and year first above written.


ACCEPTED AND AGREED TO:


HUGHES COMMUNICATIONS GALAXY, INC.


By:   /s/ Scott B. Tollefsen
     -------------------------------
Name:  Scott B. Tollefsen
       -----------------------------
Title: Vice President and Secretary
       -----------------------------

STATE STREET BANK AND TRUST COMPANY
OF CONNECTICUT, NATIONAL ASSOCIATION,
not in its individual capacity
but solely as Owner Trustee, Lessor

By:   /s/ V. Glunt
     -------------------------------
Name:  V. Glunt
       -----------------------------
Title: Assistant Vice President
       -----------------------------


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